UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2021

WASHINGTON PRIME GROUP INC.
WASHINGTON PRIME GROUP, L.P.
(Exact name of Registrant as specified in its Charter)

Indiana Indiana	001-36252 333-206500-01	46-4323686 46-4674640
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

180 East Broad Street	Columbus	Ohio	43215
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code (614) 621-9000

N/A
(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	WPG	New York Stock Exchange
7.5% Series H Cumulative Redeemable Preferred Stock, par value $0.0001 per share	WPGPRH	New York Stock Exchange
6.875% Series I Cumulative Redeemable Preferred Stock, par value $0.0001 per share	WPGPRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry in to a Material Agreement

Restructuring Support Agreement

On June 11, 2021, Washington Prime Group Inc. (the “Company”) and Washington Prime Group, L.P., the operating partnership of the Company (“WPG L.P.”), and certain of their direct and indirect subsidiaries (collectively, the “Company Parties”), entered into a Restructuring Support Agreement (the “Restructuring Support Agreement”) with certain creditors (the “Consenting Stakeholders”). Capitalized terms not otherwise defined in this “Restructuring Support Agreement” section of this Current Report on Form 8-K have the meanings given to them in the Restructuring Support Agreement and any attachments thereto.

As of the Agreement Effective Date (as defined in the Restructuring Support Agreement), the Consenting Stakeholders hold at least 74.5% of the aggregate principal amount of the 2018 Credit Facility Claims, at least 62.0% of the aggregate principal amount of the 2015 Credit Facility Claims, 100% of the aggregate principal amount of the Weberstown Term Loan Facility Claims, and at least 66.67% of the aggregate principal amount of the Unsecured Note Claims. Under the Restructuring Support Agreement, the Consenting Stakeholders have agreed, subject to certain terms and conditions, to support a financial restructuring (the “Restructuring”) of the existing corporate debt of, existing equity interests in, and certain other obligations of the Company Parties, pursuant to the chapter 11 plan of reorganization (the “Plan”) to be filed in cases commenced under chapter 11 (the “Chapter 11 Cases”) of title 11 of the United States Code (the “Bankruptcy Code”). The Plan will be implemented in accordance with the restructuring term sheet attached to, and incorporated into, the Restructuring Support Agreement (the “Term Sheet”) (such transactions described in, and in accordance with the Restructuring Support Agreement and the Term Sheet, the “Restructuring Transactions”).

Pursuant to the Restructuring Support Agreement and Plan, the Company Parties have a right to “toggle” between either an equitization plan or an alternative value-maximizing transaction that would repay, in full in cash, all of the Company's corporation-level debt, depending on the results of the Company's 60-day postpetition continuation of its prepetition marketing process. The baseline restructuring transaction, tied to certain milestones in the Restructuring Support Agreement, is the Equitization Restructuring that provides for the treatment for each class of Claims and Interests as follows:

●
Revolving and Term Loan Facility Claims. Each holder of Revolving and Term Loan Facilities Claims shall receive its pro rata share of (i) New Term Loan Exit Facility Loans in an aggregate principal amount of $1.187 billion plus, at the election of the Plan Sponsor, certain prepetition and postpetition interest and (ii) $150 million cash plus cash in the amount of any accrued and unpaid (a) adequate protection payments and (b) prepetition and postpetition interest;

●
Weberstown Term Loan Facility Claims. Each holder of Weberstown Term Loan Facility Claims shall receive its pro rata share of (i) New Term Loan Exit Facility Loans in an aggregate principal amount of $25 million plus, at the election of the Plan Sponsor, certain prepetition and postpetition interest and (ii) $40 million cash plus cash in the amount of any accrued and unpaid (a) adequate protection payments and (b) prepetition and postpetition interest;

●
Secured Property-Level Debt and Guarantee Claims. To the extent that any Secured Property-Level Debt and Guarantee Claims exist, such Secured Property-Level Mortgage Claims shall be reinstated, unimpaired, or receive treatment reasonably acceptable to the Plan Sponsor;

●
Unsecured Notes Claims. Each holder of Unsecured Notes Claims shall receive its pro rata share of (i) 100% of the New Common Equity, less any New Common Equity distributed to Holders of Existing Equity Interests electing to receive New Common Equity, subject to dilution on account of the Management Incentive Plan, and the Equity Rights Offering and (ii) 100% of the Unsecured Noteholder Rights;

●	General Unsecured Claims. Each holder of General Unsecured Claims shall, at the option of the applicable Company Party, (i) receive payment in full in cash or (ii) be reinstated;

●
Existing Preferred Equity Interests. Subject to certain eligibility requirements and election rights set forth in the Plan, each holder of Existing Preferred Equity Interests shall receive: (i) if the class of Existing Preferred Equity Interests votes to accept the Plan, such holder’s pro rata share of the (A) Preferred Equity Cash Pool, which shall equal $20 million if the class of Existing Common Equity Interests votes to accept the Plan and $40 million otherwise or (B) such holder’s pro rata share of the Preferred Equity Equity Pool, which shall equal 3.0625% if the class of Existing Common Equity Interests votes to accept the Plan and 6.125% otherwise; or (ii) if the class of Existing Preferred Equity Interests votes to reject the Plan, each holder of Existing Preferred Equity Interests shall not receive any distribution on account of such Existing Preferred Equity Interests, which will be canceled, released, and extinguished as of the Agreement Effective Date, and will be of no further force or effect; and

●
Existing Common Equity Interests. Subject to certain eligibility requirements and election rights set forth in the Plan, each holder of Existing Common Equity Interests shall receive: (i) if the class of Existing Preferred Equity Interests and the class of Common Equity Interests vote to accept the Plan, such holder’s pro rata share of (A) $20 million or (B) 3.0625% of New Common Equity; or (ii) if the class of Existing Preferred Equity Interests or Existing Common Equity Interests vote to reject the Plan, holders of Existing Common Equity Interests shall not receive any distribution on account of such Interests, which will be canceled, released, and extinguished as of the Agreement Effective Date, and will be of no further force or effect.

As part of the Equitization Restructuring, the Company Parties will conduct an Equity Rights Offering available to Holders of the Unsecured Notes to raise up to $325 million in cash from the offer and sale of New Common Equity. The New Common Equity issued in the Equity Rights Offering will dilute the New Common Equity distributed to holders of Unsecured Notes Claims on account of such claims, and any portion of the Equity Rights Offering in excess of $260 million and New Common Equity issued on account of the management incentive plan will also dilute the New Common Equity distributed to Holders of Existing Equity Interests. The Equity Rights Offering will be backstopped fully by certain of the Consenting Stakeholders.

Pursuant to the Restructuring Support Agreement, Plan, and Bidding Procedures, the Company Parties will continue their prepetition marketing process on a postpetition basis to determine whether a value-maximizing alternative restructuring transaction is available, either in the form of a sale of the Company’s assets or a standalone recapitalization plan. If the Company Parties effectuate a Toggle Restructuring, the alternative transaction must provide for the payment in full in cash of the 2018 Credit Facility Claims, 2015 Credit Facility Claims, Weberstown Term Loan Facility Claims, Unsecured Notes (including pre- and postpetition default rate interest), the payment of the Backstop Base Premium contemplated in the Backstop Commitment Agreement, and a recovery for the Company’s existing equity interests in excess of what is provided for under the Equitization Restructuring.

The Restructuring Support Agreement contains various milestones, including the following: (a) no later than two (2) calendar days after the Petition Date, the Company Parties shall have filed the Plan and Disclosure Statement; (b) no later than five (5) calendar days after the Petition Date the Bankruptcy Court shall have entered the DIP Interim Order; (c) no later than 30 calendar days after the Petition Date, or such other date as agreed by the Plan Sponsor and the Company Parties, the Bankruptcy Court shall have entered the Backstop Approval Order; (f) no later than 45 calendar days after the Petition Date, the Bankruptcy Court shall have entered the DIP Final Order; no later than 60 calendar days after the Petition Date, the Bankruptcy Court shall have entered the Confirmation Order; provided that such milestone shall be extended to 74 calendar days in accordance with the procedures included in the Restructuring Support Agreement; and (g) no later than 15 calendar days after the entry of the Confirmation Order, the Plan Effective Date shall have occurred.

In accordance with the Restructuring Support Agreement, the Consenting Stakeholders agreed, among other things, to: (i) support the Restructuring Transactions as contemplated by the Restructuring Support Agreement and the definitive documents governing the Restructuring Transactions; (ii) not object to, delay or impede the acceptance, implementation, or consummation of the Restructuring Transactions in accordance with the Restructuring Support Agreement; (iii) vote and consent to accept the Plan; and (iv) except as permitted in the Restructuring Support Agreement, not transfer any ownership (including any beneficial ownership as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) held by each Consenting Stakeholder.

In accordance with the Restructuring Support Agreement, the Company Parties agreed, among other things, to: (i) support and take all steps necessary and desirable to consummate the Restructuring Transactions in accordance with the Restructuring Support Agreement; (ii) not take any action, that is inconsistent in any material respect with, or that would reasonably be expected to frustrate or impede approval, implementation and consummation of the Restructuring Transactions; (iii) to the extent any legal or structural impediment arises that would prevent, hinder, or delay the consummation of the Restructuring Transactions contemplated in the Restructuring Support Agreement or the Plan, (a) take all steps reasonably necessary and desirable to address any such impediment and (b) negotiate in good faith appropriate additional or alternative provisions to address any such impediment; (iv) use commercially reasonable efforts to obtain any and all required governmental, regulatory and/or third-party approvals for the Restructuring Transactions; (v) negotiate in good faith and execute and use commercially reasonable efforts to deliver the Definitive Documents (as defined in the Restructuring Support Agreement) and any other required agreements to effectuate and consummate the Restructuring Transactions as contemplated by the Restructuring Support Agreement; (vi) use commercially reasonable efforts to seek additional support for the Restructuring Transactions from other material stakeholders to the extent reasonably prudent; and (viii) actively oppose and object to the efforts of any person seeking to object to, delay, impede, or take any other action to interfere with the acceptance, implementation, or consummation of the Restructuring Transactions (including, if applicable, the timely filing of objections or written responses) to the extent such opposition or objection is reasonably necessary or desirable to facilitate implementation of the Restructuring Transactions.

The Restructuring Support Agreement may be terminated upon the occurrence of certain events set forth in the Definitive Documents, including the failure to meet specified milestones specified in the Restructuring Support Agreement.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Restructuring Support Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 1.03	Bankruptcy or Receivership.

Chapter 11 Filing

On June 13, 2021, the Company Parties voluntarily filed the Chapter 11 Cases in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Company Parties filed a motion with the Bankruptcy Court seeking to jointly administer the Chapter 11 Cases under the caption “In re: Washington Prime Group Inc., et al.”

The Company Parties continue to operate their businesses and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. To ensure the Company Parties’ ability to continue operating in the ordinary course of business and minimize the effect of the Chapter 11 Cases on the Company Parties’ customers, vendors, tenants and employees, the Company Parties filed with the Bankruptcy Court motions seeking a variety of “first-day” relief, including authority to pay employee wages and benefits and to pay vendors and business partners for goods and services provided both before and after the filing date so that those who continue to work with the Company Parties on existing terms will be paid in full and in the ordinary course of business.

DIP Financing

The Company and certain lenders (the “DIP Parties”) have agreed to a non-amortizing multiple draw super-priority senior secured debtor-in-possession term loan facility (the “DIP Facility”) in an aggregate principal amount of $100 million.

The DIP Facility is expected to include conditions precedent, representations and warranties, affirmative and negative covenants and events of default customary for financings of this type and size. The proceeds of all or a portion of the proposed DIP Facility may be used for, among other things, general corporate purposes, including working capital, administrative costs, redevelopment costs, tenant obligations, expenses and fees of the transactions contemplated by the Chapter 11 Cases, for payment of court approved adequate protection obligations and other such purposes consistent with the proposed DIP Facility.

The foregoing description of the proposed DIP Facility does not purport to be complete and is qualified in its entirety by reference to the final DIP credit agreement, as may be approved by the Bankruptcy Court.

Item 2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Chapter 11 Cases constitutes an event of default that accelerated the Company’s obligations under the following debt instruments (the “Debt Instruments”):

●
$755 million in aggregate principal amount of term loans, consisting of $350 million of term loans under the credit agreement, dated as of January 22, 2018, as amended,  among WPG L.P., certain of its subsidiaries and certain lenders party thereto with Bank of America, N.A., as administrative agent and collateral agent, and $340 million of term loans under its to the Credit Agreement, dated as of December 10, 2015, as amended, among WPG L.P., certain of its subsidiaries and certain lenders party thereto with GLAS USA LLC, as administrative agent, and $65 million of term loans under the credit agreement, dated as of June 8, 2016, among WPG L.P., WTM Stockton, LLC, a subsidiary of WPG L.P., and certain lenders party thereto;

●	$647 million in aggregate principal amount of loans under the Company’s revolving credit credit facility; and

●	$720.9 million in aggregate principal amount of the Company’s Senior Notes due 2024.

The Debt Instruments provide that as a result of the Chapter 11 Cases, the principal and interest due thereunder shall be immediately due and payable. The Company Parties believe that any efforts to enforce the financial obligations under the Debt Instruments are stayed as a result of the filing of the Chapter 11 Cases in the Bankruptcy Court and the creditors’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 7.01	Regulation FD Disclosure.

Cleansing Material

Prior to the filing of the Chapter 11 Cases and in connection with discussions with certain of its debt holders with respect to potential strategic or capital markets transactions to enhance the Company’s capital structure, the Company entered into confidentiality agreements (collectively, the “NDAs”) in which the Company agreed to publicly disclose certain information, including material non-public information thereunder (the “Cleansing Materials”), upon the occurrence of certain events set forth in the NDAs. The Company is furnishing the Cleansing Materials as Exhibit 99.1 hereto in satisfaction of its obligations under the NDAs.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Additional Information on the Chapter 11 Cases

Court filings and information about the Chapter 11 Cases can be found at a website maintained by the Company’s claim agent Prime Clerk at http://cases.primeclerk.com/washingtonprime, by calling (877) 329-1913 (toll-free), or by sending an email to washingtonprimeinfo@primeclerk.com. The documents and other information available via website or elsewhere are not part of this Current Report and shall not be deemed incorporated herein.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements made in this section or elsewhere in this report may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this filing that address activities, events or developments that the Company expects, believes, targets or anticipates will or may occur in the future are forward-looking statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and it is possible that our actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such factors include, but are not limited to:

●	consummation of the Restructuring;

●	our ability to continue as a going concern;

●
risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, including the approvals of the terms and conditions of the Restructuring;

●	the effects of the Chapter 11 Cases on the Company and on the interests of various constituents;

●
the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s financial restructuring;

●	objections to the Company’s recapitalization process or other pleadings filed that could protract the Chapter 11 Cases;

●	employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties, posed in part by the Chapter 11 Cases;

●	the Company’s ability to comply with financing arrangements, including any debtor-in-possession financing;

●	the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases;

●	risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to consummate or complete the Restructuring or an alternative restructuring;

●	the effects and the length of the 2019 novel coronavirus (COVID-19) pandemic; and

●	other litigation and inherent risks involved in a bankruptcy process.

Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports the Company files with the Securities and Exchange Commission, including those in the Company’s most recent Annual Report on Form 10-K, any amendments thereto, and any updates thereto in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. The Company has no obligation to update or revise these forward-looking statements and does not undertake to do so.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
10.1	Restructuring Support Agreement, dated June 11, 2021.
99.1	Cleansing Materials.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2021		Washington Prime Group Inc.

	By:	/s/ Mark E. Yale
Mark E. Yale
Executive Vice President and Chief Financial Officer

Washington Prime Group, L.P. By: Washington Prime Group Inc., its sole partner

By:	/s/ Mark E. Yale
Mark E. Yale
Executive Vice President and Chief Financial Officer